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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): June 30, 2003



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-104046                 13-3939229
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)

       1585 BROADWAY
     NEW YORK, NEW YORK                                           10036
   (Address of Principal                                        (Zip Code)
     Executive Offices)



       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

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     Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-104046) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-SD1 (the "Trust") issued approximately $171,364,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2003-SD1 (the "Certificates"), on June 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

         The Certificates were issued pursuant to a Pooling Agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 2003, by and among Morgan Stanley ABS Capital I Inc., as depositor, Morgan Stanley Mortgage Capital Inc., as seller, Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), Deutsche Bank National Trust Company, as custodian, and The Murrayhill Company, as master reporting agent. The Certificates consist of six classes of senior Certificates, the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") and three classes of subordinated Certificates (the "Class X Certificates", the "Class P Certificates" and the "Class R Certificates"). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust consist primarily of one pool of closed-end, fixed-rate and adjustable-rate mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

         Interest distributions on the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are adjustable.

         The Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates have an original Certificate Principal Balance of $107,267,000, $35,755,000, $10,465,000, $9,157,000, $6,453,000 and $2,267,000, respectively.

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated May 9, 2003, the Prospectus Supplement dated June 26, 2003 and the Supplement to the Prospectus Supplement dated July 9, 2003, filed pursuant to Rule 424(b)(5) of the Act on July 14, 2003.


                                       2
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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

1.1 Underwriting Agreement, dated June 26, 2003, between Morgan Stanley ABS Capital I Inc. (the "Depositor") and Morgan Stanley & Co. Incorporated, as representative of the underwriters (the "Representative").

1.2 Indemnification and Contribution Agreement, dated June 26, 2003, among the Depositor, the Representative, Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Countrywide Home Loans, Inc.

1.3 Indemnification and Contribution Agreement, dated June 26, 2003, among the Depositor, the Representative, the Seller and Ocwen Federal Bank FSB ("Ocwen").

1.4 Indemnification and Contribution Agreement, dated June 26, 2003, among the Depositor, the Representative, the Seller and Wilshire Credit Corporation ("Wilshire").

4.1 Pooling Agreement, dated as of June 1, 2003, among the Depositor, the Seller, Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), Deutsche Bank National Trust Company, as custodian, and The Murrayhill Company, as master reporting agent.

4.2 Servicing Agreement, dated as of June 1, 2003, among the Depositor, the Trustee and Countrywide Home Loans Servicing, LP.

4.3 Servicing Agreement, dated as of June 1, 2003, among the Depositor, the Trustee and Ocwen.

4.4 Servicing Agreement, dated as of June 1, 2003, among the Depositor, the Trustee and Wilshire.

8.1 Opinion of Dewey Ballantine LLP, special counsel to the Depositor, regarding certain tax matters.


                                       3
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MORGAN STANLEY ABS CAPITAL I INC.
                                           As Depositor and on behalf of Morgan
                                           Stanley ABS Capital I Inc. Trust,
                                           Series 2003-SD1, Registrant

                                         By: /s/ Gail McDonnell
                                             -----------------------------------
                                             Name:  Gail McDonnell
                                             Title: Vice President




Dated:  July 15, 2003

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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.        DESCRIPTION
-----------        -----------

   1.1 Underwriting Agreement, dated June 26, 2003, between Morgan Stanley ABS Capital I Inc. (the "Depositor") and Morgan Stanley & Co. Incorporated, as representative of the underwriters (the "Representative").

   1.2 Indemnification and Contribution Agreement, dated June 26, 2003, among the Depositor, the Representative, Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Countrywide Home Loans, Inc.

   1.3 Indemnification and Contribution Agreement, dated June 26, 2003, among the Depositor, the Representative, the Seller and Ocwen Federal Bank FSB ("Ocwen").

   1.4 Indemnification and Contribution Agreement, dated June 26, 2003, among the Depositor, the Representative, the Seller and Wilshire Credit Corporation ("Wilshire").

   4.1 Pooling Agreement, dated as of June 1, 2003, among the Depositor, the Seller, Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), Deutsche Bank National Trust Company, as custodian, and The Murrayhill Company, as master reporting agent.

   4.2 Servicing Agreement, dated as of June 1, 2003, among the Depositor, the Trustee and Countrywide Home Loans Servicing, LP.

   4.3 Servicing Agreement, dated as of June 1, 2003, among the Depositor, the Trustee and Ocwen.

   4.4 Servicing Agreement, dated as of June 1, 2003, among the Depositor, the Trustee and Wilshire.

   8.1 Opinion of Dewey Ballantine LLP, special counsel to the Depositor, regarding certain tax matters.